Exhibit 99.1

7000 Cardinal Place

Dublin, OH 43017

www.cardinalhealth.com

FOR IMMEDIATE RELEASE

Contacts:

Media:	Jim Mazzola	Investors:	Sally Curley
	(614) 757-3690		(614) 757-7115
	jim.mazzola@cardinalhealth.com		sally.curley@cardinalhealth.com

CARDINAL HEALTH PLANS TO SPIN OFF CLINICAL AND MEDICAL PRODUCTS BUSINESSES,

CREATING GLOBAL LEADER IN MEDICAL TECHNOLOGY

David L. Schlotterbeck to be named chairman and CEO of new company

George S. Barrett to be named Cardinal Health chairman and CEO, succeeding R. Kerry Clark who will retire following spin-off

DUBLIN, Ohio, Sept. 29, 2008 — Cardinal Health, a global provider of products and services that improve the safety and productivity of health care, today announced plans for a tax-free spin-off of its clinical and medical products businesses as a separate public company that will be led by current vice chairman and med-tech industry veteran David L. Schlotterbeck.

As a result of the spin-off, which is anticipated to be completed by the middle of calendar 2009, both companies are expected to benefit from enhanced management focus and sharper strategic vision, as well as better alignment of management and employee incentives with performance and growth objectives. In addition, both companies expect improved opportunities to access and allocate capital, and the ability to make investments in their respective growth areas.

The company also announced that Chairman and CEO R. Kerry Clark, 56, will continue to lead Cardinal Health through the spin-off and then will retire from the company. Clark will be succeeded by George S. Barrett, 53, who has served as vice chairman and CEO of Healthcare Supply Chain Services since joining Cardinal Health in January. Barrett has more than 25 years of experience in the health care industry, most recently serving as president and CEO of North America for Teva Pharmaceuticals and as a member of Teva’s Office of the CEO. In addition to his responsibility for North American operations, he led Teva’s global pharmaceutical strategy.

“Since 1996, Cardinal Health has built an industry-leading med-tech business that, as an independent company, would have the size and scale to stand on its own,” said Clark. “This business will be well-positioned to deliver maximum value to customers and shareholders over the long term.

“We undertook a very disciplined exploratory process that involved our board, management and outside advisers. The result was a unanimous decision to move forward with the spin-off. This strategic decision will benefit Cardinal Health and the new med-tech company by allowing each business to focus on its unique growth strategies, capital needs and customer requirements.

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Cardinal Health News

“The substantial strategic and operational steps we have taken put us in the very competitive and enviable market positions we have today. I believe our customers, employees and shareholders will benefit from our ability to be even more focused, and I look forward to leading the effort to complete the spin-off.”

In addition, the company announced that founder Robert D. Walter will retire from its board of directors by not standing for re-election when his term expires on Nov. 5, following the company’s 2008 annual meeting of shareholders. He will continue to serve as an adviser to the company.

“I am fully supportive of our plans to spin off the clinical and medical products businesses and am confident that the two businesses will be well positioned as separate companies,” Walter said. “With strong teams in place to lead these two organizations, my retirement from the board is the next logical step in my leadership transition at Cardinal Health.”

A new, global medical-technology company

The spin-off of the clinical and medical products businesses will create a new, global company headquartered in San Diego, with industry-leading offerings for infusion, medication and supply dispensing, respiratory care, infection prevention, medical diagnostics and surgical procedures. Products will include the Alaris® IV infusion and Pyxis® dispensing systems, AVEA and LTV® series ventilators, V. Mueller® surgical instruments, and clinically differentiated offerings to reduce hospital-acquired infections through MedMined™ services and ChloraPrep® preoperative skin preparation. Fiscal 2009 pro forma revenue for these businesses as a stand-alone entity is expected to be more than $4 billion1, which would place the independent company among the largest medical-technology firms globally.

Schlotterbeck, 61, joined Cardinal Health in 2004 through the $2 billion acquisition of Alaris Medical Systems where he was president and CEO. Prior to Alaris, he was president and chief operating officer of Pacific Scientific Company; president and CEO of Vitalcom, Inc. and executive vice president and chief operating officer of Nellcor, Inc. He currently serves as vice chairman and CEO of Clinical and Medical Products for Cardinal Health.

Dwight Winstead, 59, currently group president of Clinical and Medical Products, will be named chief operating officer, reporting to Schlotterbeck. An external search has been launched to select a chief financial officer for the new medical-technology company.

A more focused Cardinal Health

With fiscal 2009 revenue adjusted for the spin-off at more than $90 billion1, Cardinal Health is an industry leader in pharmaceutical and medical product distribution. It is also one of the largest providers of products and services to acute care hospitals in the U.S. and the leading nuclear pharmacy provider, preparing more than 13 million doses of highly specialized radiopharmaceuticals each year. Cardinal Health will retain its industry leading surgical gloves, drapes and apparel, and fluid management businesses that are currently part of the Clinical and Medical Products segment. Cardinal Health also will retain a group of other businesses including Pharmacy Services (outsourced hospital pharmacy management services) and Medicine Shoppe International, while the company conducts a previously announced in-depth review to evaluate their strategic fit. Cardinal Health will continue to be headquartered in Dublin, Ohio.

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Cardinal Health News

Jeffrey W. Henderson, 43, will remain chief financial officer of Cardinal Health, a position he has held since 2005, and will report to Barrett after the spin-off. In addition, Michael A. Lynch and Michael C. Kaufmann will be named to senior business leader positions within Cardinal Health.

Clark to retire

Clark joined as president and CEO in April 2006 following a 32-year career at Procter & Gamble. During his tenure with Cardinal Health, he focused the company – through organic growth, acquisition and divestiture – on the global opportunity to help hospitals, physicians and pharmacies make the practice and delivery of health care safer and more productive. Under his leadership, the company acquired medical-technology leaders, MedMined, Care Fusion, VIASYS Healthcare and Enturia to bolster its patient-safety offerings, and divested a $2 billion business that developed, manufactured and packaged medicine for the pharmaceutical industry. Clark also took important steps to strengthen the management team and provide a focus on people for succession planning and development of future company leaders. He was named chairman and CEO in September 2007.

“Kerry has led the company through the important, strategic decisions to position Cardinal Health and our medical technologies spin-off company very strongly in their respective markets,” said Richard C. Notebaert, presiding director of the Cardinal Health board. “His tenure has been, and will continue to be as he leads the company through the spin-off, critical to long-term value creation for customers and shareholders.”

Completing the spin-off

The proposed tax-free spin-off will be accomplished through a pro rata distribution to Cardinal Health shareholders. Completion of the spin-off is subject to final approval by Cardinal Health’s board of directors, confirmation of the tax-free nature of the transaction, as well as effectiveness of a Form 10 registration statement to be filed with the U.S. Securities and Exchange Commission (SEC). The Form 10 is expected to be filed during the company’s fiscal third quarter (January to March 2009) and will include detailed information about the new medical-technology company, the spin-off and related matters. The company will distribute an information statement to shareholders following completion of the SEC’s review of the Form 10. Approval by the company’s shareholders is not required for completion of the spin-off.

Both companies are expected to be well capitalized to provide financial flexibility to take advantage of future growth opportunities. They are expected to have financial policies, balance sheets and credit metrics that are commensurate with investment-grade credit ratings.

Cardinal Health will reassess its capital deployment targets as it refines the capital structure of both companies. Share repurchases for this year are expected to total no more than the amount required to offset dilution from issuances for equity compensation. Cardinal Health also expects to continue its regular $0.14 quarterly dividend until the spin-off is completed and anticipates that it will continue to pay a dividend after the spin-off. It is not currently anticipated that the new medical-technology company will pay regular dividends.

The company expects that Cardinal Health historical financial statements, adjusted for the spin-off, will be available toward the middle of calendar 2009.

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Cardinal Health News

Outlook

For the current fiscal 2009, the company reiterated guidance it provided on Aug. 7 for revenue growth of 6 percent to 7 percent and non-GAAP diluted EPS from continuing operations2 to be in a range of $3.80 to $3.95. Non-GAAP EPS in the first quarter is still expected to be around $0.70, with EPS returning to more normal levels in the second quarter and overall results stronger in the second half of the year. The company’s guidance does not reflect any incremental costs it will incur associated with the spin-off and separation of the two companies. The company expects a significant portion of these costs will be classified as special items in accordance with company practices.

Conference call and Q1 earnings

Cardinal Health will host a conference call and webcast at 8:30 a.m. EDT to discuss today’s news. To access the call and corresponding slide presentation, go to the Investor page at www.cardinalhealth.com. The conference call may also be accessed by calling 617-213-8052, conference passcode 47080658. An audio replay will be available until 11:30 p.m. EDT on Oct. 1 at 617-801-6888, passcode 60300274. A transcript and audio replay will also be available at www.cardinalhealth.com.

Cardinal Health plans to release first-quarter results for fiscal 2009 on Wednesday, Oct. 29, prior to the opening of trading on the New York Stock Exchange. The company has scheduled a webcast and conference call for Oct. 29 at 8:30 a.m. EDT to discuss results of the quarter. To access the call and corresponding slide presentation, visit the Investor page at www.cardinalhealth.com or dial 617-213-4845, passcode 12574826.

Participants are advised to pre-register at the Investor page at www.cardinalhealth.com or to dial into the call at least 10 minutes prior to the start time. Pre-registrants are issued a pin number that provides faster access to the live call. Presentation slides, an audio replay and a transcript will be archived on the Web site after the conclusion of the meeting. The audio replay will also be available until 11 p.m. EDT on Oct. 31 by dialing 617-801-6888, passcode 49513300.

About Cardinal Health

Headquartered in Dublin, Ohio, Cardinal Health, Inc. (NYSE: CAH) is a $91 billion, global company serving the health care industry with products and services that help hospitals, physician offices and pharmacies reduce costs, improve safety, productivity and profitability, and deliver better care to patients. With a focus on making supply chains more efficient, reducing hospital-acquired infections and breaking the cycle of harmful medication errors, Cardinal Health develops market leading technologies, including Alaris® IV pumps, Pyxis® automated dispensing systems, MedMined™ infection surveillance services and the CareFusion™ patient identification system. The company also manufactures medical and surgical products and is one of the largest distributors of pharmaceuticals and medical supplies worldwide. Ranked No. 19 on the Fortune 500, Cardinal Health employs more than 40,000 people on five continents. More information about the company may be found at www.cardinalhealth.com.

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[1]

The estimates of the pro forma revenue for the clinical and medical products company that is expected to be spun-off and for Cardinal Health are estimates of the revenue for each company for the twelve months ending June 30, 2009 in accordance with generally accepted accounting principles and include adjustments to reflect each company as a stand-alone entity. These estimates are based on Cardinal Health’s previously announced revenue expectations for fiscal 2009 and on assumptions that management currently believes are reasonable, but actual revenues for each company may vary materially from these estimates.

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Cardinal Health News

[2]

Non-GAAP diluted EPS from continuing operations: earnings from continuing operations, excluding special items and impairments, (gain)/loss on sale of assets and other, net, both net of tax, divided by diluted weighted average shares outstanding.

Non-GAAP Financial Measures

Cardinal Health presents non-GAAP earnings from continuing operations (and presentations derived from this financial measure, including per share calculations) on a forward-looking basis. The most directly comparable forward-looking GAAP measure is earnings from continuing operations. The company is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure, because the company cannot reliably forecast special items and impairments, (gain)/loss on sale of assets and other, net, which are difficult to predict and estimate. Please note that the unavailable reconciling items could significantly impact the company’s future financial results.

Cautions Concerning Forward-Looking Statements

This news release contains forward-looking statements addressing expected financial results of Cardinal Health, the planned spin-off of Cardinal Health’s clinical and medical products businesses as a separate company, the expected financial results of the new company and Cardinal Health after giving effect to the spin-off of the new company, the operation, business and prospects of Cardinal Health and the new company following the planned spin-off and other expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include uncertainties regarding the planned spin-off of the clinical and medical products businesses as a new stand-alone entity, including the timing and terms of any such spin-off and whether such spin-off will be completed, and uncertainties regarding the impacts on Cardinal Health, the new clinical and medical products company and the market for their respective securities if the spin-off is accomplished. In addition, Cardinal Health and the proposed new clinical and medical products company are subject to additional risks and uncertainties described in Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, including (but not limited to) the following: competitive pressures in Cardinal Health’s various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to timing of generic and branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; future actions of regulatory bodies or government authorities relating to Cardinal Health’s manufacturing or sale of products and other costs or claims that could arise from its manufacturing, compounding or repackaging operations or from its other services; difficulties and uncertainties related to the integration of acquired businesses; and conditions in the pharmaceutical market and general economic and market conditions. This news release reflects management’s views as of September 29, 2008. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement.